FLEMING MUTUAL FUND GROUP, INC.

                         Supplement Dated April 7, 2000
                      To Prospectus Dated February 1, 2000


Effective March 31, 2000, the Fleming Fund changed its name to the Fleming Mid Cap Value Fund (the "Mid Cap Value Fund") and the Fleming Fledgling Fund also changed its name to the Fleming Small Cap Growth Fund (the "Small Cap Growth Fund"). The Funds' investment objectives have not changed.

Also effective April 1, 2000, the Adviser has contractually agreed to reduce its advisory fees and lowered the Funds' expenses. The advisory fee in the Mid Cap Value Fund is reduced to 0.70% of its average daily net assets and the Fund's total expenses are limited to 0.75%. The advisory fee in the Small Cap Growth Fund is reduced to 0.80% of its average daily net assets and the Fund's total expenses are limited to 0.85%.

THE  FOLLOWING  REPLACES  THE  "FEES  AND  EXPENSES"  TABLE  ON  PAGE  8 OF  THE
PROSPECTUS.

                                FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund. The expense information in the table has been restated to reflect current fees.

SHAREHOLDER FEES                                          Mid Cap     Small Cap
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)               Value Fund   Growth Fund
                                                        ----------   -----------

Maximum sales charge (load) imposed on purchases .....     None          None
Maximum deferred sales charge (load) .................     None          None

ANNUAL FUND OPERATING EXPENSES*
Management Fees ......................................     0.70%         0.80%
Other Fees ...........................................     4.21%         9.19%
                                                         ------        ------
Total Annual Fund Operating Expenses .................     4.91%         9.99%

Fee Reduction and/or Expense Reimbursement ...........    (4.16)%       (9.14)%
                                                         ------        ------
Net Expenses .........................................     0.75%         0.85%
                                                         ======        ======
----------
* The Adviser has contractually agreed to reduce its fees and/or pay expenses of the Funds to ensure that Total Fund Operating Expenses will not exceed Net Expenses shown above. This contract has a one year term ending March 2001. The Adviser reserves the right to be reimbursed for any fees waived or expenses paid on behalf of a Fund if the Fund's expenses are less than Net
   Expenses above. The Directors may terminate this expense reimbursement arrangement at any time.

EXAMPLE

This Example is intended to help you compare the costs of investing in a Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time period indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year. The Example is based on Net Expenses for the first year and Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, under these assumptions, your cost would be:

                                                     Mid Cap         Small Cap
                                                   Value Fund       Growth Fund
                                                   ----------       -----------
       One Year..............................        $   77            $   87
       Three Years...........................        $1,101            $2,065
       Five Years............................        $2,128            $3,851
       Ten Years.............................        $4,702            $7,592

THE FOLLOWING REPLACES THE FIRST PARAGRAPH ON PAGE 5 OF THE PROSPECTUS.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

MID CAP VALUE FUND (formerly the Fleming Fund)

The Fund primarily invests in common stockS and preferred stockS with market capitalizations from $1 billion to $20 billion, at the time of initial purchase, that the Adviser believes to be undervalued.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

Investments in mid-sized companies may involve greater risk than investing in larger more established companies.

THE FOLLOWING SHOULD REPLACE PARAGRAPH FOUR ON PAGE 9 OF THE PROSPECTUS.

            INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

MID CAP VALUE FUND (formerly the Fleming Fund)

The Mid Cap Value Fund seeks growth from capital appreciation. The Fund invests primarily (and, under normal market conditions, at least 65% of its total assets) in a diversified portfolio of common stocks and preferred stock of issuers with market capitalization from $1 billion to $20 billion, at the time of initial purchase, that the Adviser believes to be undervalued.